CONSOLIDATED STATEMENTS OF CASH FLOWS - Supplemental disclosure - USD ($)	Sep. 30, 2021	Sep. 30, 2020	Sep. 30, 2019
Cash comprised of
Cash	$ 412,676	$ 278,993	$ 322,984
Restricted Cash	0	83,070	29,546
Cash, Cash Equivalents, Restricted Cash, and Restricted Cash Equivalents	412,676	362,063	352,530
Supplemental Cash Flow Information
Cash Held for flow-through expenditures	396,594	0	317,007
Cash Included in accounts payable and accrued liabilities is related to flow-through expenditures	$ 40,413	$ 0	$ 227,873